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Exhibit 10.1

FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

        This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is effective as of May 28, 2020 (the "Effective Date"), by and among MAIN STREET CAPITAL CORPORATION, a Maryland corporation (the "Borrower"), the GUARANTORS party to the Credit Agreement (as defined below) (the "Guarantors"), TRUIST BANK (the "Administrative Agent") and the lenders party hereto (the "Lenders").

R E C I T A L S:

        WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the lenders party thereto have entered into that certain Third Amended and Restated Credit Agreement dated as of June 5, 2018 (the "Credit Agreement"). Capitalized terms used in this Amendment that are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

        WHEREAS, the Borrower and Guarantors have requested that the Administrative Agent and the Lenders amend the Credit Agreement. The Lenders, the Administrative Agent, the Borrower and the Guarantors desire to amend the Credit Agreement upon the terms and conditions hereinafter set forth to modify Section 5.07 of the Credit Agreement.

        NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Administrative Agent and the Lenders, intending to be legally bound hereby, agree as follows:

        SECTION 1.    Recitals.    The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

        SECTION 2.    Amendment to Section 5.07.    Section 5.07 of the Credit Agreement is deleted in its entirety and replaced with the following:

  SECTION 5.07.    Minimum Consolidated Tangible Net Worth.    Consolidated Tangible Net Worth shall not be less than the sum of (i) $555,000,000 plus (ii) 35.0% of the cumulative Net Proceeds of Capital Securities/Conversion of Debt received after September 27, 2013, calculated quarterly at the end of each Fiscal Quarter.

        SECTION 3.    Conditions to Effectiveness.    The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to the following conditions:

          (a)   The Borrower shall have delivered to the Administrative Agent the following in form and substance satisfactory to the Administrative Agent:

              (i)  duly executed counterparts of this Amendment signed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders;

             (ii)  a certificate of the Secretary or Assistant Secretary of the Borrower and each Guarantor, certifying to and attaching the resolutions adopted by the board of directors (or similar governing body) of such party approving or consenting to this Amendment and certifying that the Loan Parties' Organizational Documents and Operating Documents have not changed since the Closing Date (or, if any Loan Party's Organizational Documents or Operating Documents have changed since the Closing Date, attaching such Organizational Documents and Operating Documents);

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            (iii)  a certificate of the Chief Financial Officer or other Responsible Officer of the Borrower, certifying that (x) as of the date of this Amendment, all representations and warranties of the Borrower and the Guarantors contained in this Amendment, the Credit Agreement and the other Loan Documents are true and correct (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date), (y) immediately after giving effect to this Amendment (including any Borrowings in connection therewith and the application of the proceeds thereof), the Borrower is in compliance with the covenants contained in Article V of the Credit Agreement, and (z) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to this Amendment (including any Borrowings in connection therewith and the application of the proceeds thereof); and

            (iv)  such other documents or items that the Administrative Agent, the Lenders or their counsel may reasonably request.

          (b)   As of the date of this Amendment, all representations and warranties of the Borrower and the Guarantors contained in this Amendment, the Credit Agreement and the other Loan Documents shall be true and correct (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date), (y) immediately after giving effect to this Amendment (including any Borrowings in connection therewith and the application of the proceeds thereof), the Borrower shall be in compliance with the covenants contained in Article V of the Credit Agreement, and (z) no Default or Event of Default shall have occurred or be continuing, both immediately before and after giving effect to this Amendment (including any Borrowings in connection therewith and the application of the proceeds thereof).

          (c)   The Borrower shall have paid to the Administrative Agent, upon application with appropriate documentation, all reasonable costs and expenses of the Administrative Agent, including reasonable fees, charges and disbursements of counsel for the Administrative Agent, incurred in connection with this Amendment and the transactions contemplated herein.

        SECTION 4.    No Other Amendment.    Except for the amendments set forth in this Amendment, the text of the Credit Agreement shall remain unchanged and in full force and effect. On and after the Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement, as amended by this Amendment. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect or impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Lenders and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Obligations. The Borrower and Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement as heretofore and hereby amended, the Credit Agreement, as amended, and the other Loan Documents being hereby ratified and affirmed. The Borrower and Guarantors hereby expressly agree that the Credit Agreement, as amended and the other Loan Documents are in full force and effect.

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        SECTION 5.    Representations and Warranties.    The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and each of the Lenders as follows:

          (a)   No Default or Event of Default under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Lenders on the date hereof, or shall result from this Amendment.

          (b)   The Borrower and the Guarantors have the power and authority to enter into this Amendment and to do all such acts and things as are required or contemplated hereunder or thereunder to be done, observed and performed by them.

          (c)   This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and the Guarantors and constitutes the legal, valid and binding obligations of the Borrower and the Guarantors enforceable against them in accordance with its terms.

          (d)   The execution and delivery of each of this Amendment and the performance by the Borrower and the Guarantors hereunder and thereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation, bylaws or other organizational documents of the Borrower, or any Guarantor that is a corporation, the articles of organization or operating agreement of any Guarantor that is a limited liability company, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower, or any Guarantor is party or by which the assets or properties of the Borrower and the Guarantors are or may become bound.

        SECTION 6.    Counterparts; Governing Law.    This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. This Amendment may be delivered by facsimile transmission or by electronic mail with a .pdf copy or other replicating image attached, and any printed or copied version of any copy so delivered shall have the same force and effect as an originally signed counterpart. This Amendment shall be construed in accordance with and governed by the law of the State of North Carolina.

        SECTION 7.    Amendment.    This Amendment may not be amended or modified without the written consent of the Required Lenders and the Administrative Agent.

        SECTION 8.    Further Assurances.    The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

        SECTION 9.    Consent by Guarantors.    The Guarantors consent to the foregoing amendments. The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as hereby amended, and the other Loan Documents to which they are party, said Credit Agreement, as hereby amended, and such other Loan Documents being hereby ratified and affirmed. The Guarantors hereby expressly agree that the Credit Agreement, as hereby amended, and the other Loan Documents are in full force and effect.

        SECTION 10.    Severability.    Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

        SECTION 11.    Notices.    All notices, requests and other communications to any party to the Loan Documents, as amended hereby, shall be given in accordance with the terms of Section 9.01 of the Credit Agreement.

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        IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers and representatives to execute and deliver, this Amendment as of the day and year first above written.

BORROWER:
MAIN STREET CAPITAL CORPORATION
By:	/s/ BRENT D. SMITH	(SEAL)
	Name:	Brent D. Smith
	Title:	Chief Financial Officer and Treasurer
GUARANTORS:
MAIN STREET CAPITAL PARTNERS, LLC
By:	/s/ BRENT D. SMITH	(SEAL)
	Name:	Brent D. Smith
	Title:	Chief Financial Officer and Treasurer
MAIN STREET EQUITY INTERESTS, INC.
By:	/s/ BRENT D. SMITH	(SEAL)
	Name:	Brent D. Smith
	Title:	Chief Financial Officer and Treasurer
MS INTERNATIONAL HOLDINGS, INC.
By:	/s/ BRENT D. SMITH	(SEAL)
	Name:	Brent D. Smith
	Title:	Chief Financial Officer and Treasurer
MAIN STREET CA LENDING, LLC
By:	/s/ BRENT D. SMITH	(SEAL)
	Name:	Brent D. Smith
	Title:	Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

TRUIST BANK, as Administrative Agent
By:	/s/ DAVID BENNETT	(SEAL)
	Name:	David Bennett
	Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

TRUIST BANK, as a Lender
By:	/s/ DAVID BENNETT	(SEAL)
	Name:	David Bennett
	Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

FROST BANK, as a Lender
By:	/s/ JAKE FITZPATRICK	(SEAL)
	Name:	Jake Fitzpatrick
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as a Lender
By:	/s/ GLENN VAN ALLEN	(SEAL)
	Name:	Glenn Van Allen
	Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

HANCOCK WHITNEY BANK, as a Lender
By:	/s/ NATHANIEL ELLIS	(SEAL)
	Name:	Nathaniel Ellis
	Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as a Lender
By:	/s/ MEGAN WIGINTON	(SEAL)
	Name:	Megan Wiginton
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

TEXAS CAPITAL BANK, N.A., as a Lender
By:	/s/ EVA PAWELEK	(SEAL)
	Name:	Eva Pawelek
	Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

CADENCE BANK, N.A., as a Lender
By:	/s/ TAYLOR DUCOFF	(SEAL)
	Name:	Taylor Ducoff
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

COMERICA BANK, as a Lender
By:	/s/ L.J. PERENYI	(SEAL)
	Name:	L.J. Perenyi
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

RAYMOND JAMES BANK, N.A., as a Lender
By:	/s/ ALEXANDER L. RODY	(SEAL)
	Name:	Alexander L. Rody
	Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

BOKF, NA DBA BANK OF TEXAS, as a Lender
By:	/s/ MARIAN LIVINGSTON	(SEAL)
	Name:	Marian Livingston
	Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

WOODFOREST NATIONAL BANK, as a Lender
By:	/s/ ANDY GAINES	(SEAL)
	Name:	Andy Gaines
	Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

CITY NATIONAL BANK, as a Lender
By:	/s/ ANDREW MILLER	(SEAL)
	Name:	Andrew Miller
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

FIRST NATIONAL BANK OF PENNSYLVANIA, as a Lender
By:	/s/ CHARLES W. JONES	(SEAL)
	Name:	Charles W. Jones
	Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

BANCORPSOUTH BANK, as a Lender
By:	/s/ PHILLIP M. GONZALEZ	(SEAL)
	Name:	Phillip M. Gonzalez
	Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

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  Exhibit 10.1
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
R E C I T A L S